EXHIBIT 10.8



                            STOCK PURCHASE AGREEMENT

                THIS STOCK PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between Imaging Diagnostic Systems, Inc., a Florida corporation, with headquarters located at 6531 NW 18th Court, Plantation, Florida 33313 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon exemptions from securities registration afforded under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the " 1933 Act") and/or Section 4(2) of the 1933 Act; and

                WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, Series C Convertible Preferred Stock, no par value per share (the "Preferred Stock"), of the Company which will be convertible into shares of Common Stock, no par value per share (the "Common Stock"), of the Company upon the terms and subject to the conditions of such Preferred Stock (the Common Stock and Preferred Stock sometimes referred to herein as "Securities"), and subject to acceptance of this Agreement by the Company;

                NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

                A. PURCHASE. The undersigned hereby agrees to purchase from the Company Preferred Stock of the Company, in the amount set forth on the signature page of this Agreement, out of a total offering of $5,000,000.00 of Preferred Stock, and having the terms and conditions set forth in the Certificate of Designation attached hereto as Annex I. The purchase price for the Preferred Stock shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

                B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Preferred Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") as set forth below. Promptly following payment

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by the Buyer to the Escrow Agent of the purchase price of the Preferred Stock, the Company shall deliver a Certificate for the Preferred Stock duly executed on behalf of the Company, to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                C. METHOD OF PAYMENT. Payment into escrow of the purchase price for the Preferred Stock shall be made by wire transfer of funds to:

                       Bank of New York
                       350 Fifth Avenue
                       New York, New York 10001

                       ABA# 021000018
                       For credit to the account of Krieger & Prager, Esqs. Account No. 637-1600033

Not later than 1:00 p.m., New York time, on the date which is three (3) NASD trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Stock, in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

             2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                A. Without limiting the Buyer's right to convert the Preferred Stock and to sell the Common Stock pursuant to the Registration Statement, the Buyer is purchasing the Preferred Stock and will be acquiring the shares of Common Stock issuable upon conversion of the Preferred Stock for its own account for investment only and not with a view towards the resale, public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

                B. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with

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the transactions described in this Agreement, and the related documents, and
(iv) able to afford the entire loss of its investment in the Preferred Stock;

                C. All subsequent offers and sales of the Preferred Stock and the shares of Common Stock issuable upon conversion of, or issued as dividends on, the Preferred Stock (the "Shares" and, together with the Preferred Stock, the "Securities") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or with respect to the Preferred Stock pursuant to an exemption from registration;

                D. The Buyer understands that the Preferred Stock is being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Stock and to receive an offer of the Shares;

                E. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10 KSB for the fiscal year ended June 30, 1996, (2) Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1996, Registration Statement on Form S-1 dated February 6, 1997, and (4) Forms 8-K (the "Company's SEC Documents").

                F. The Buyer understands that its investment in the Securities involves a high degree of risk;

                G. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

                H. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                I. Notwithstanding the provisions hereof, in no event (except with respect to an Event of Mandatory Conversion) shall the holder be entitled to convert any Preferred Stock in excess of that number of shares upon conversion of which the sum of (1) the number of

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shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso.

                3. COMPANY REPRESENTATIONS, ETC.

                Except as disclosed in Annex V, delivered in writing to the Buyer, the Company represents and warrants to the Buyer that:

                A. CONCERNING THE SHARES. The Common Shares have been duly authorized and, when issued upon conversion of, or as dividends on, the Preferred Stock, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Shares.

                B. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/OTC Bulletin Board. The Company has timely filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Preferred Stock, and has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

                C. AUTHORIZED SHARES. The Company has legally available sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Preferred Stock, if the Preferred Stock were converted on the date hereof.

                D. STOCK PURCHASE AGREEMENT; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity, the

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indemnification provisions of the Registration Rights Agreement, and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Securities will be duly and validly issued, fully paid and non-assessable when delivered on behalf of the Company upon payment therefor in accordance with this Agreement, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

                E. NON-CONTRAVENTION. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

                F. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

                G. SEC FILINGS. None of the SEC Filings with the Securities and Exchange Commission since January 1, 1996 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since January 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                H. ABSENCE OF CERTAIN CHANGES. Since September 30, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, outstanding securities, or results of operations of the Company, except as disclosed in the documents referred to in Section 2(g) hereof.

                I. FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Buyer (including through the publicly filed documents of the Company) that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform

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its obligations pursuant to this Agreement.

                J. ABSENCE OF LITIGATION. Except as set forth in ANNEX V hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

                K. ABSENCE OF EVENTS OF DEFAULT. Except as set forth in ANNEX V hereto, no Event of Default, as defined in any agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

                L. NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Preferred Stock, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or By-Laws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or its listing agreement with respect to any securities exchange or trading market on which the Common Stock is listed.

                M. PRIOR ISSUES. During the twelve (12) months preceding the date hereof, the Company has not issued any securities pursuant to Regulation S or Regulation D under the Act, except as set forth on Exhibit 3(m). The presently outstanding unconverted principal amount of each such issuance as at ____________, 19__ are set forth in Exhibit 3(m).

                4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                A. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Preferred Stock has not been and is not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered

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thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the Preferred Stock, and, until such time as the Common Stock have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the shares of Common Stock, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Stock and the shares of Common Stock):

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS
                FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION
                THAT SUCH REGISTRATION IS NOT REQUIRED.

                C. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement, in the form attached hereto as ANNEX IV, on or before the Closing Date.

                D. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Stock to the Buyer as required by United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

                E. REPORTING STATUS. So long as the Buyer beneficially owns any of the

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Preferred Stock or Common Stock issued on conversion thereof, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                F. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Stock (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Preferred Stock) for the repayment of the Company's debt and internal working capital purposes and shall not, directly or indirectly (except in any situation where the Company is acquired by merger or otherwise by a third party) use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

                G. CERTAIN AGREEMENTS. The Company covenants and agrees that it will not (i) enter into any subsequent or further offer or sale of common stock or securities convertible into common stock with any third party until the expiration of ninety (90) days after the effective date of the Registration Statement required to be filed under the Registration Rights Agreement, and (ii) enter into any subsequent or further offer or sale of common stock or securities convertible into common stock with any third party within a period of thirty
(30) days following the period set forth in clause (i) above, without first offering the Buyer the opportunity (which shall remain open for a period of five business days from the date the Buyer receives notice thereof) to purchase all of such additional securities (in the discretion of the Buyer) on the terms and provisions on which the Company proposes to offer such additional securities to such third party. In the event that the Buyer declines to participate in any such investment, the Company shall provide the Buyer with prompt written notice of the consummation of any such transaction with a third party, specifying the material terms thereof. However, clauses 4(g)(i) and 4(g)(ii) will not apply to
(x) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition of a business, product or license by the Company, strategic alliance, bank loan or agreement, public offering, securities issued at the then current market price (as determined in good faith by the Board of Directors), or the exercise of options, or (y) the exchange of the capital stock of the Company for assets, stock or other joint venture interests.

                H. OPTION. Notwithstanding Section 4(g), the Buyer shall be obligated to purchase up to an additional $2,500,000 principal amount of Preferred Stock (the "Additional Preferred Stock"), upon the same terms and conditions as those applicable to the Preferred Stock issued pursuant to this Agreement, thirty (30) days after the effective date of the Registration Statement (the "Additional Closing Date"). Buyer shall be obligated to purchase the Additional Preferred Stock on the Additional Closing Date upon the satisfaction by the Company of the following conditions: On the Additional Closing Date (i) the Registration Statement required to be filed under the Registration Rights Agreement is effective, and (ii) the representations and warranties of the Company contained in Section 3 are true and correct in all material respects.

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                5. TRANSFER AGENT INSTRUCTIONS.

                a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Stock in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Preferred Stock in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Preferred Stock. The Company warrants that no instruction other than such instructions referred to in this Section 5, the Registration Rights Agreement, and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of
Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock in such name and in such denominations as specified by the Buyer.

                b. The Company will permit the Buyer to exercises its right to convert the Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company and delivering within three business days thereafter, the original Notice of Conversion and the certificate for the Preferred Stock representing the Shares to the Company by express courier. Each date on which a Notice of Conversion is telecopied to and received by the Company (and confirmed via telephonic notice) in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Shares of Common Stock issuable upon conversion of any Preferred Stock (together with the Preferred Stock representing the Shares not so converted) to the Buyer via express courier, by electronic transfer or otherwise, within five business days after receipt by the Company of the original Notice of Conversion and the certificate for the Preferred Stock representing the Shares to be converted (the "Delivery Date").

                c. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments, not exceeding $500,000 in the aggregate, to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three (3) business days from Delivery Date:

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                                       LATE PAYMENT FOR EACH
                                       $10,000 OF PREFERRED STOCK
      NO. BUSINESS DAYS LATE           PRINCIPAL AMOUNT BEING CONVERTED
      ----------------------           --------------------------------

                 1                                $50
                 2                                $100
                 3                                $150
                 4                                $200
                 5                                $250
                 6                                $300
                 7                                $350
                 8                                $400
                 9                                $450
                 10                               $500
                 10+                              $500 + $100 for each Business
                                                  Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit a Buyer's right to pursue actual damages for the Company's failure to issue and delivery Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion (and in such event, the late payments described above shall not be due and payable).

                6. DELIVERY INSTRUCTIONS.

                The Preferred Stock shall be delivered by the Company to the Escrow Agent pursuant to Section l(b) hereof on a delivery against payment basis at the closing.

                7. CLOSING DATE.

                The date and time of the issuance and sale of the Preferred Stock (the "Closing Date") shall be the later of 12:00 Noon, New York time on March 4, 1997, or such other mutually agreed to time, but not later than ________________________ unless waived by the Company. The closing shall occur on the Closing Date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the funds representing the Purchase Price for the Preferred Stock, and the certificates representing the shares of the Preferred Stock only upon satisfaction of the conditions set forth in Section 8(d) hereof.

                8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                The Buyer understands that the Company's obligation to sell the Preferred Stock on the Closing Date and Additional Closing Date to the Buyer pursuant to this Agreement is conditioned upon:

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                A. The receipt and acceptance by the Company of such Agreement as evidenced by execution of this Agreement by the Company for at least Two Million Five Hundred Thousand ($2,500,000.00) Dollars in Preferred Stock (or such lesser amount as the Company, in its sole discretion, shall determine);

                B. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Stock in accordance with Section l(c) hereof;

                C. The accuracy on the Closing Date and Additional Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date and Additional Closing Date;

                D. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                The Company understands that the Buyer's obligation to purchase the Preferred Stock on the Closing Date and Additional Closing Date is conditioned upon:

                A. Acceptance by Buyer of an Agreement for the sale of Preferred Stock, as indicated by execution of this Agreement;

                B. Filing of the Certificate of Designation in form acceptable to counsel for Buyer.

                C. Delivery by the Company to the Escrow Agent of the Preferred Stock in accordance with this Agreement;

                D. The accuracy in all material respects on the Closing Date and Additional Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and Additional Closing Date and the performance by the Company on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and Additional Closing Date; and

                E. On the Closing Date and Additional Closing Date, the Buyer having received an opinion of counsel for the Company, dated the Closing Date and Additional Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto, and the Registration Rights Agreement annexed hereto as ANNEX IV.

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                10. GOVERNING LAW: MISCELLANEOUS.

                This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties "hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

   COMPANY:            Imaging Diagnostic Systems, Inc.
                       6531 N.W. 18th Court
                       Plantation, Florida 33313
                       Telecopier No. (954) 581-0555

                       with a copy to:

                       Peter S. Knezevich, Esq.
                       6531 N.W. 18th Court
                       Plantation, Florida 33313

   PURCHASER:          At the address set forth on the signature page of this
                       Agreement.

  ESCROW AGENT:        Krieger & Prager, Esqs.
                       319 Fifth Avenue
                       New York, New York 10016

                12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Purchaser's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Preferred Stock.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer for one of its officers thereunto duly authorized as of the date set forth below:

NUMBER OF SHARES OF PREFERRED STOCK TO BE PURCHASED:

AGGREGATE PURCHASE PRICE OF SUCH PREFERRED STOCK:  $2,500,000
                              TRANCHE I

                            SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this 27th day of February, 1997.


111 Arlosov Street                 ARCADIA IMPORTERS & EXPORTERS, S.A.
Tel Aviv, Israel                   Printed Name of Subscriber


                                   By:  /s/ JOHN CAINSFORD
Telecopier No ________________          -------------------------------
                                        (Signature of Authorized Person)

                                        John Cainsford - Director
                                        -------------------------------
------------------------------          Printed Name and Title
Jurisdiction of Incorporation
or Organization

        This Agreement has been accepted as of the date set forth below.

IMAGING DIAGNOSTICS SYSTEMS, INC.

By:  /s/ LINDA B. GRABLE
     --------------------------
         Linda B. Grable
Title:   President
      -------------------------
Date:    March 6, 1997
      -------------------------

                                                                           ANNEX
                                                                           IV TO
                                                                           STOCK
                                                                        PURCHASE
                                                                       AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

                THIS REGISTRATION RIGHTS AGREEMENT, dated as of ______________, 1997 (this "Agreement"), is made by and between Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").


                              W I T N E S S E T H:

                WHEREAS, upon the terms and subject to the conditions of the Stock Purchase Agreement of even date herewith, between the Initial Investor and the Company (the "Stock Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor 7% Series C Convertible Redeemable Preferred Stock of the Company (the "Preferred Stock") which will be convertible into shares of the common stock, no par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Preferred Stock; and

                WHEREAS, to induce the Initial Investor to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Conversion Shares;

                NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

                1. DEFINITIONS.

                (a) As used in this Agreement, the following terms shall have the following meanings:

                (i) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                (ii) "Register, "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities

Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                (iii) "Registrable Securities" means the Conversion Shares.

                (iv) ""Registration Statement" means a registration statement of the Company under the Securities Act.

                (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

                2. REGISTRATION.

                (a) MANDATORY REGISTRATION. The Company shall prepare, and within ten (10) days after the Closing Date (as that term is defined in Section 7 of the Stock Purchase Agreement) file with the SEC, an amendment to the Registration Statement on Form S-1 (File No. 333-_________) covering at least an aggregate of _____ shares of Common Stock for the Initial Investors (or such lesser number as may be required by the SEC, but in no event less than 175% of the number of shares into which the Preferred Stock would be convertible at the time of filing of the Form S-1), and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 under the Securities Act it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits, stock dividends or similar event). If at any time the number of shares of Common Stock into which the Preferred Stock may be converted exceeds the number of shares of Common Stock covered by the Registration Statement on Form S-1, referred to in the preceding sentence, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) amend such Registration Statement, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Preferred Stock may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-1 to register the shares of Common Stock into which the Preferred Stock may be converted that exceed such number of shares of Common Stock already registered. The Initial Investor acknowledges that such Registration Statement will also cover additional shares required to be registered pursuant to the Certificate of Designation of the Series B Preferred Stock.

                (b) UNDERWRITTEN OFFERING. If (at the Company's discretion) any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

                (c) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not effective within ninety (90) days after the Closing Date (the "Initial Date"), or if the Investors have not otherwise received cash or marketable securities in exchange for the Registrable Securities by the Initial Date, then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(c). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal 3 ~ of the Purchase Price paid by the Initial Investor for the Preferred Stock pursuant to the Stock Purchase Agreement from the Initial Date to the first Computation Date, and three (3 %) percent of the purchase price for each Computation Date thereafter, pro rata to the date the Registration Statement is declared effective by the SEC (the "Periodic Amount"). For example, if the Registration Statement is declared effective on the 100th day, a payment of $1.00 (30/100 x 3% = 1%) is required for $100 of Preferred Stock. The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date.

                As used in this Section 2(c), the following terms shall have the following meanings:

                "Computation Date" means the date which is one hundred twenty
(120) days after the Closing Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is thirty (30) days after the previous Computation Date until such Registration Statement is so declared effective.

                3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

                (a) Prepare promptly, and file with the SEC as soon as possible after the Closing Date, an amendment to the Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective not later than the earlier of (a) ninety (90) days of the Closing Date, or (b) five (5) days after notification by the SEC to the Company that the Company may request acceleration of the effectiveness of the Registration Statement, and keep the Registration Statement effective pursuant to Rule 415 at all times until the earliest (the "Registration Period") of (i) the date that is six (6) months after the Closing Date (ii) the date when the Investors may sell all Registrable

Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                (c) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                (d) Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded,
(ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its certificate of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

                (g) Use its commercially reasonable efforts, if eligible, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

                (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

                (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                5. EXPENSES OF REGISTRATION. Except as provided in Section 2(b), all reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, fees and disbursements of one counsel for the Investors not to exceed $3,500, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

                6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses
(i) through (iii) being, collectively, "Violations"). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (II) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (III) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 1 l(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144' the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such securities (or all or any portion of any Preferred Stock of the Company which is convertible into such securities) of Registrable Securities only if:
(a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

                10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities not resold to the public. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

                11. MISCELLANEOUS.

                (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at Imaging Diagnostic Systems, Inc., with a copy to Peter S. Knezevich, Esq., 6531 NW 18th Court, Plantation, Florida 33313; (ii) if to the Initial Investor, at the address set forth under its name in the Stock Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016 and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section ll(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

                (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall

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be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not effect the validity or enforceability of any other provision hereof.

                (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                (i) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a), or any delay in such performance could result in direct damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless same is the result of force majeure. Neither party shall be liable for consequential damages.

                (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


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                IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       IMAGING DIAGNOSTIC SYSTEMS, INC


                                       By: /s/ LINDA B. GRABLE
                                          -------------------------------
                                          Name: Linda B. Grable
                                          Title:  President

                                       ARCADIA IMPORTERS & EXPORTERS, S.A.


                                       By: /s/ ILLEGIBLE
                                          -------------------------------
                                          Name: /s/ ILLEGIBLE
                                          Title:  Director


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